United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 23, 2013

Date of Report (date of earliest event reported)

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869

(Commission File Number)

British Virgin Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 Long Beach, CA 90802 USA

(Addresses of Principal Executive Offices)

562.552.9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.

Current Report on Form 8-K

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective December 23, 2013, UTi Worldwide Inc. (“UTi” or the “Company”), and certain of its subsidiaries as guarantors, entered into the Fourth Amendment Agreement to the Amended and Restated Letter of Credit and Cash Draw Agreement (the “Fourth Amendment”) with Nedbank Limited, acting through its London Branch (“Nedbank London”). The Fourth Amendment amends the Company’s existing Amended and Restated Letter of Credit and Cash Draw Agreement with Nedbank London (the “Existing Agreement”) to, among other things, (i) increase the cash draw facility to $85,000,000 until March 15, 2014 at which time it will be reduced to the current amount of $55,000,000, (ii) decrease the letter of credit commitment amount to $15,000,000 until March 15, 2014 and then increase it to $25,000,000 thereafter, and (iii) provide the Company with the ability to increase the letter of credit commitment by $20,000,000, in the aggregate, at any time after March 15, 2014. In connection with the Fourth Amendment, the Company and the subsidiary guarantors made customary representations and warranties.

Except as amended by the Fourth Amendment, the terms and conditions of the Existing Agreement remain in effect. For a description of the material terms and conditions of the Existing Agreement prior to the Fourth Amendment, see the disclosures concerning the Existing Agreement set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Credit Facilities and Senior Notes—Bank Lines of Credit” found in Part I. Item 2 of the Company’s Form 10-Q filed with the Securities and Exchange Commission on December 10, 2013.

An affiliate of Nedbank London, Nedbank Limited, acting through its Corporate Banking Division, is the lender under UTi’s 2009 South African rand (ZAR) revolving credit facility.

A copy of the Fourth Amendment is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibits

Exhibit	Description

10.1	Fourth Amendment Agreement to Amended and Restated Letter of Credit and Cash Draw Agreement dated December 23, 2013, by and among UTi Worldwide Inc. and certain of its subsidiaries and Nedbank Limited acting through its London Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.

Date: December 26, 2013	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Chief Legal Officer and Secretary

Exhibit Index

Exhibit	Description

10.1	Fourth Amendment Agreement to Amended and Restated Letter of Credit and Cash Draw Agreement dated December 23, 2013, by and among UTi Worldwide Inc. and certain of its subsidiaries and Nedbank Limited acting through its London Branch.